As filed with the Securities and Exchange Commission on March 9, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 1635
New York, NY 10169
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
230 Park Avenue, Suite 1635
New York, NY 10169
(Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

For 2006 your fund returned +5.42%, a creditable result considering the economic and investment challenges during the year. With the economy performing with better than anticipated strength, we believe that your fund’s emphasis on large capitalization growth stocks will result in improved performance in the year ahead.

I have always been fond of the West African proverb: “Speak softly and carry a big stick; you will go far.”
Governor Theodore Roosevelt c. 1899

In this piece we pay homage to the Federal Reserve Chairman, Ben Bernanke, who appears at this juncture to be the living embodiment of Governor Roosevelt’s oft-cited adage. Unlike his predecessor, Alan Greenspan, who seemed to delight in roiling the markets with frequent changes in open market monetary policy, all the while confounding analysts with his Delphic testimony, Mr. Bernanke has shown a remarkably steady hand in his first year on the job. We observe a more gradual approach to changes in monetary policy, more subtle changes in open market liquidity operations, and a true willingness to sit back and observe the results of previous decisions. Bernanke truly has a “big stick” at his disposal, between the visible control of short term rates, the less obvious manipulation of short term liquidity, and the weight of public statements; however, it appears that he is patient, and even willing to let market forces lead the Fed for a time. While the first year on the job is always problematic, and this first year encompassed, among other things, a major global monetary contraction initiated by Japan, a shooting war in the Middle East, a mid-term election that repudiated the President and the party in power, along with the existing concerns about inflation, housing, energy and the like. We give the Fed Chairman credit and believe that his style may be one of the great strengths in our economy and our markets going into the start of the year.

When we observe the Fed’s willingness to let market forces lead while it holds fire, we point to several specific instances: liquidity, energy, and interest rates. With respect to liquidity, we note the tremendous market forces of private equity funds that have been so active over the past several years. Driven by the tremendous cash flow generation of many businesses, private equity funds have reduced the outstanding supply of stocks and provided a tremendous boost to overall economic liquidity. The Bernanke Fed has observed the liquidity impact and let the forces run.

Energy was a real bugbear for much of the year, and inflation concerns ran rampant mid-summer as a result of soaring oil prices. The largely speculative fever broke in the third quarter and oil prices actually ended the year almost exactly where they began 2006, at $61.04/bbl, and natural gas is actually 40% lower, year over year. Prior to the break in oil prices, the Fed had stopped raising short-term interest rates, and was holding fast to measure the impact of the most recent round of tightening measures. Despite calls from pundits this summer for higher rates to ward off inflation, the Fed noted the beneficial impact of a collapse in energy prices, and let market forces, in this case the easing of speculation, take the pressure off inflation without taking potentially disruptive action by further tightening.

Finally, we believe the Fed has noted the impact on interest rates of its most recent round of tightening. From the relatively flat longer end of the yield curve, it is clear that no inflation premium is demanded. The slightly inverted closer end suggests a modestly growing economy, but not a recession. Foreign demand for our securities remains high, and the Fed appears to be content to let market forces hold rates at this rather benign level.

The year-end results were strong, led by the generally positive outlook that began to develop in the late summer. Despite this overall reported strength in results, it was extremely challenging for any one manager to consistently beat the indices. Leadership changed hands several times during the year between large and small cap, growth and value. However, consistency in style does benefit clients in the long run, as it reduces the volatility and risk in the portfolio.

In fact it was unusual that the best performing sectors last year were REIT’s, utilities and financial services. In addition the fund’s portfolio is more heavily invested in technology than the benchmark indices, particularly with their greater concentration in financials, and this combination resulted in less return than the indices. We believe however that growth stocks are the place to be going forward and have positioned the portfolio accordingly.

As we start 2007, we see a modestly growing economy, consistent with long term 3% to 3.5% non-inflationary growth with little risk of a spike in interest rates or commodity costs. We expect corporate profit growth in the high single digit range from the recent low double-digit level. With the bulk of our portfolio universe selling at just above one times its growth rate, we see room for price/earnings multiple expansion during the year. As such, our expectations suggest that the potential for a double-digit performance year for stocks may be in the offing. This would continue to return us to the hundred-year long-term trend line at around 10% annualized appreciation for stocks.

The most salient development that we see ahead is the reemergence of technology to a leadership position. The NASDAQ is still some 46% below its 2000 high, while the S&P 500 has climbed to within 6% of its old high and the Dow is of course 13% above its 2000 peak. The driver for the resurgence in technology will be the rollout of Microsoft’s new operating system, Vista. With an installed base of legacy Windows operating systems amounting to some 800 million users, one can forecast that a steady multi-year conversion to the new system will generate tremendous collateral demand for PC’s and chips over time, and will potentially boost visibility among fabricators, retailers as well as other software vendors.

We do not expect much of a boost from Federal Reserve policy changes, per se, but believe that a continued watchful and measured approach by the Fed, allowing the current set of benign market forces to lead, will ultimately provide a positive environment for growth equities over the course of the next twelve months. We intend to retain our broad exposure to quality growth stocks, as the best means of assuring optimal returns for our investors.

January 31, 2007

Sincerely,

Robert P. Morse President

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2006

Shares		Value
	COMMON STOCKS - 98.7%
	Aerospace - 0.8%
1,500	Lockheed Martin Corp.	$138,105
	Banks - 1.7%
1,700	HSBC Holdings PLC - ADR	155,805
4,000	US Bancorp	144,760
		300,565
	Beverages - 1.6%
1,700	The Coca-Cola Co.	82,025
2,000	Hansen Natural Corp. (a)	67,360
2,000	PepsiCo, Inc.	125,100
		274,485
	Biotechnology - 5.3%
3,000	Amgen, Inc. (a)	204,930
2,000	Genentech, Inc. (a)	162,260
3,000	Genzyme Corp. (a)	184,740
5,000	Gilead Sciences, Inc. (a)	324,650
3,500	Viropharma, Inc. (a)	51,240
		927,820
	Building & Construction - 1.5%
5,000	KB Home	256,400
	Chemicals - 2.6%
2,600	Air Products & Chemicals, Inc.	182,728
3,000	The Dow Chemical Co.	119,820
2,000	Sigma-Aldrich Corp.	155,440
		457,988
	Diversified - 1.0%
2,200	3M Co.	171,446
	Diversified Financials - 2.1%
2,700	Citigroup, Inc.	150,390
1,200	Morgan Stanley	97,716
4,000	Nasdaq Stock Market, Inc. (a)	123,160
		371,266
	Drugs - 2.0%
5,000	Merck & Co., Inc.	218,000
2,000	Pfizer, Inc.	51,800
3,000	Schering Plough Corp.	70,920
		340,720
	Electrical Equipment - 1.1%
5,000	General Electric Co.	186,050

Shares		Value
	Energy - 8.0%
2,000	Anadarko Petroleum Corp.	$87,040
2,000	Apache Corp.	133,020
60,000	Canadian Superior Energy, Inc. (a) (b)	120,000
2,700	Chevron Corp.	198,531
2,000	ConocoPhillips	143,900
4,000	Devon Energy Corp.	268,320
3,500	Nabors Industries Ltd. (a) (b)	104,230
4,000	Suntech Power Holdings Co., Ltd - ADR (a)	136,040
4,000	Valero Energy Corp.	204,640
		1,395,721
	Financial Services - 6.6%
1,500	Alliance Data Systems Corp. (a) .	93,705
3,500	American Express Co.	212,345
3,000	CIT Group, Inc.	167,310
3,750	The First Marblehead Corp.	204,938
2,300	The Goldman Sachs Group, Inc.	458,505
		1,136,803
	Food & Staples Retailing - 1.4%
3,500	The Kroger Co.	80,745
3,500	Walgreen Co.	160,615
		241,360
	Food Service - 2.5%
3,500	Darden Restaurants, Inc.	140,595
500	Las Vegas Sands Corp. (a)	44,740
3,300	McDonald’s Corp.	146,289
3,000	Starbucks Corp. (a)	106,260
		437,884
	Food Wholesale - 0.9%
4,200	Sysco Corp.	154,392

	Health Care - 1.6%
3,000	Apria Healthcare Group, Inc. (a)	79,950
3,000	Johnson & Johnson	198,060
		278,010
	Instrumentation - 1.9%
6,000	Applied Materials, Inc.	110,700
4,000	Garmin Ltd. (b)	222,640
		333,340

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2006

Shares		Value
	COMMON STOCKS - 98.7% (continued)
	Insurance - 1.4%
1,200	American International Group, Inc.	$85,992
3,000	Fidelity National Financial, Inc.	71,640
2,000	Loews Corp.	82,940
		240,572
	Machinery - 2.8%
3,000	Caterpillar, Inc.	183,990
1,500	Kennametal, Inc.	88,275
3,300	Paccar, Inc.	214,170
		486,435
	Media - 1.8%
3,000	Comcast Corp. (a)	125,640
3,000	EchoStar Communications Corp. (a)	114,090
1,000	Focus Media Holding Ltd - ADR (a)	66,390
		306,120
	Metals & Mining - 3.0%
4,000	BHP Billiton Ltd. - ADR	159,000
2,000	Commercial Metals Co.	51,600
1,700	Freeport-McMoRan Copper & Gold, Inc.	94,741
4,000	Nucor Corp.	218,640
		523,981
	Office Equipment - 5.3%
3,000	Apple Computer, Inc. (a)	254,520
5,500	Network Appliance, Inc. (a)	216,040
10,000	Seagate Technology (b)	265,000
5,500	Western Digital Corp. (a)	112,530
3,000	Xyratex Ltd (a)	64,740
		912,830
	Personal & Household Products - 0.8%
2,200	Procter & Gamble Co.	141,394

	Real Estate - 0.5%
3,000	WP Carey & Co., LLC	90,210

	Retail - 5.2%
3,500	Best Buy Co., Inc.	172,165
3,000	J.C. Penney Co., Inc.	232,080
6,000	Nordstrom, Inc.	296,040

Shares		Value
	Retail - 5.2% (continued)
3,500	Target Corp.	$199,675
		899,960
	Semiconductors - 9.5%
10,000	Atheros Communications, Inc. (a)	213,200
10,000	AXT, Inc. (a)	47,200
7,000	Cisco Systems, Inc. (a)	191,310
6,500	Intel Corp.	131,625
3,500	Intersil Corp.	83,720
4,000	Lam Research Corp. (a)	202,480
8,000	MEMC Electronic Materials, Inc. (a)	313,120
6,000	Micron Technology, Inc. (a)	83,760
20,000	RF Micro Devices, Inc. (a)	135,800
8,500	Texas Instruments, Inc.	244,800
		1,647,015
	Services - 4.5%
1,000	Cognizant Technology Solutions Corp. (a)	77,160
1,000	Google, Inc. (a)	460,480
6,000	TriZetto Group, Inc. (a)	110,220
5,000	Yahoo!, Inc. (a)	127,700
		775,560
	Software - 4.4%
5,000	Adobe Systems, Inc. (a)	205,600
2,000	Factset Research Systems, Inc.	112,960
9,000	Microsoft Corp.	268,740
10,000	Oracle Corp. (a)	171,400
		758,700
	Specialty Retail - 4.5%
1,700	Abercrombie & Fitch Co. - Class A	118,371
2,000	Barnes & Noble, Inc.	79,420
3,500	Bed Bath & Beyond, Inc. (a)	133,350
3,000	Coach, Inc. (a)	128,880
5,000	Home Depot, Inc.	200,800
4,000	Limited Brands	115,760
		776,581
	Telecommunications - 6.2%
10,000	America Movil S.A. de C.V. - ADR	452,200

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2006

Shares		Value
	COMMON STOCKS - 98.7% (continued)
	Telecommunications - 6.2% (continued)
5,000	China Mobile
	Hong Kong Ltd. - ADR	$216,100
7,000	Motorola, Inc.	143,920
7,000	QUALCOMM, Inc.	264,530
		1,076,750
	Transportation - 5.1%
4,000	AMR Corp. (a)	120,920
1,300	Burlington Northern Santa Fe Corp.	95,953
2,000	Cummins, Inc.	236,360
2,000	FedEx Corp.	217,240
2,500	Harley-Davidson, Inc.	176,175
2,000	J.B. Hunt Transport Services, Inc.	41,540
		888,188
	Utilities - 1.1%
2,500	Vimpel-Communications - ADR (a)	197,375

	TOTAL COMMON STOCKS
	(Cost $13,000,282)	$17,124,026

Principal
Amount
	CORPORATE BONDS - 0.8%
	Diversified Financials - 0.8%
	General Electric Capital Corp.
$ 150,000	5.000%, 12/18/2018	143,358
	TOTAL CORPORATE BONDS
	(Cost $150,000)	143,358

Shares		Value
	SHORT-TERM INVESTMENTS - 1.2%
203,077	First American Government
	Obligations Fund, 4.59% (c)	$203,077
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $203,077)	203,077
	TOTAL INVESTMENTS
	(Cost $13,353,359) - 100.7%	17,470,461
	Liabilities in Excess
	of Other Assets - (0.7)%	(119,303)
	TOTAL NET
	ASSETS - 100.0%	$17,351,158

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a) Non Income Producing
(b) Foreign Domiciled
(c) Variable Rate Security - The rate shown is the rate in effect as of December 31, 2006.

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments, at value (cost $13,353,359)	$17,470,461
Dividends and interest receivable	22,374
Receivable for investments sold	85,413
Prepaid expenses	6,256
Total assets	17,584,504

LIABILITIES:
Investment advisory fee payable	7,473
Shareholder servicing fee payable	3,736
Payable for investment securities purchased	180,619
Accrued expenses and other payables	41,518
Total liabilities	233,346
NET ASSETS	$17,351,158

NET ASSETS CONSIST OF:
Capital stock	$13,113,734
Undistributed net investment income	317
Accumulated undistributed
net realized gain on investments	120,005
Net unrealized appreciation
on investments	4,117,102
TOTAL NET ASSETS	$17,351,158

Shares outstanding
(5,000,000 authorized, $1.00 par value)	1,975,496
NET ASSET VALUE PER SHARE	$8.78

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2006

INVESTMENT INCOME:
Dividend income (net of $132
foreign tax withheld)	$186,106
Interest income	12,566
Total investment income	198,672

EXPENSES:
Investment advisor fees (Note 4)	86,835
Administration and fund accounting fees	74,941
Shareholder servicing fees (Note 4)	43,417
Transfer agent fees and expenses	25,769
Professional fees	20,625
Federal and state registration fees	14,559
Directors’ fees and expenses	11,655
Custody fees	10,973
Reports to shareholders	5,682
Insurance expense	1,840
Total expenses	296,296
NET INVESTMENT LOSS	(97,624)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investment transactions	655,172
Change in unrealized appreciation
(depreciation) on investments	364,659
Net realized and unrealized
gain on investments	1,019,831
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$922,207

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended December 31,
	2006	2005
OPERATIONS:
Net investment loss	$(97,624)	$(114,132)
Net realized gain on
investment transactions	655,172	1,589,210
Change in unrealized
appreciation (depreciation)
on investments	364,659	(275,761)
Net increase in net assets
resulting from operations	922,207	1,199,317

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	345,921	737,787
Cost of shares redeemed	(1,374,234)	(1,978,745)
Reinvested distributions	177,874	—
Net decrease in net assets
resulting from capital
share transactions	(850,439)	(1,240,958)

DISTRIBUTIONS
TO SHAREHOLDERS:
From net realized gains	(190,861)	—

TOTAL DECREASE
IN NET ASSETS	(119,093)	(41,641)

NET ASSETS:
Beginning of period	17,470,251	17,511,892
End of period	$17,351,158	$17,470,251

UNDISTRIBUTED
NET INVESTMENT
INCOME	$317	$317

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

1.	Organization
The Wall Street Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offer prospects of sustained growth.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Wall Street Management Corporation (“WSMC” or the “Advisor”), under the supervision of the Board of Directors (the “Board”), in accordance with pricing procedures approved by the Board. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors. The ability of issuers of debt securities held by the Fund to meet

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2006

their obligations may be affected by economic and political developments in a specific country or region.

(b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended December 31, 2006, the Fund increased undistributed net investment income by $97,624 and decreased capital stock by $97,624.

(d) Securities Transactions and Investment Income -Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts and premiums are amortized over the life of the security.

3.	Investment Transactions
Purchases and sales of securities for the period ended December 31, 2006, excluding short-term investments, aggregated $16,336,827 and $17,464,692 respectively. There were no purchases or sales of long-term U.S. government securities.

4.	Investment Advisor
The Fund has an investment advisory agreement with Wall Street Management Corporation. The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund. For the year ended December 31, 2006, the Advisor received $86,835 in investment advisory fees.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2006, the Advisor received $43,417 in shareholder servicing fees.

The Advisor also serves as the Fund’s principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.

5.	Shares of Common Stock
Transactions in shares of common stock during the years ended December 31, 2006 and 2005 were as follows:

	2006	2005
Shares Sold	39,931	93,412
Shares Redeemed	(159,258)	(255,765)
Shares Reinvested	19,941	—
Net Decrease	(99,386)	(162,353)
Shares Outstanding:
Beginning of Year	2,074,882	2,237,235
End of Period	1,975,496	2,074,882

6.	Information for Federal Income Tax Purposes
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. The Fund utilized $280,124 in capital loss carryovers for the year ended December 31, 2006. At December 31, 2006, the Fund had no capital loss carryovers, nor any post-October losses deferred.

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2006

Cost of investments	$13,386,550

Gross tax unrealized appreciation	$4,219,082
Gross tax unrealized depreciation	(135,171)
Net tax unrealized appreciation	4,083,911

Undistributed ordinary income	—
Undistributed long-term capital gain	153,513
Total distributable earnings	153,513

Other accumulated losses	—
Total accumulated gains	$4,237,424

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

	2006	2005
Ordinary income	$—	$—
Long-term capital gains	$190,861	$—

7.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.	New Accounting Pronouncements
In July, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ’’more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS 157 on the financial statements.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Year Ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999		1998		1997
Per Share Data:
Net asset value, beginning of year	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39		$7.34		$7.96
Net investment loss (1)	(0.05)	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)		(0.11)		(0.08)
Net realized and unrealized gains (losses) on investments	0.51	0.64	0.57	2.50	(2.70)	(2.29)	0.76	5.73		2.39		(0.13)
Total from investment operations	0.46	0.59	0.53	2.43	(2.78)	(2.36)	0.66	5.63		2.28		(0.21)

Less distributions:
Distributions from net realized gains from security transactions	(0.10)	−	−	−	−	(0.08)	(3.00)	(2.59)		(0.23)		(0.41)
Total distributions	(0.10)	−	−	−	−	(0.08)	(3.00)	(2.59)		(0.23)		(0.41)
Net asset value, end of period	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43		$9.39		$7.34

Total Return(2)	5.42%	7.54%	7.26%	49.90%	(36.34)%	(23.15)%	3.41%	62.88%		31.40%		(2.37)%

Supplemental data and ratios:
Net assets, end of period (000’s)	$17,351	$17,470	$17,512	$17,368	$11,609	$19,408	$22,576	$22,118		$18,319		$15,577
Ratio of operating expenses to average net assets, before reimbursements	1.71%	1.71%	1.74%	1.92%	2.08%	1.70%	1.45%	1.92%		1.89%		1.82%
Ratio of operating expenses to average net assets, net of reimbursement	1.71%	1.71%	1.74%	1.85%	1.84%	1.68%	1.45%	1.80	%(3)	1.89	%(3)	1.82%
Ratio of net investment loss to average net assets, before reimbursements	(0.56)%	(0.69)%	(0.60)%	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%		(1.33)%		(0.96)%
Ratio of net investment loss to average net assets, net of reimbursement	0.56)%	(0.69)%	(0.60)%	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11	%)(3)	(1.33	%)(3)	(0.96)%
Portfolio turnover rate	94.41%	115.90%	149.32%	94.46%	124.51%	110.24%	92.59%	104.18%		165.84%		121.12%

__________
(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.
(3)	These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors
The Wall Street Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Wall Street Fund, Inc., (the “Fund”) as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the year ended December 31, 2005 were audited by other auditors, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc., as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio
February 13, 2007

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	1 Yr	5 Yr	10 Yr
Wall Street Fund	5.42%	3.02%	6.78%
Russell 1000 Growth Index*	9.07%	2.69%	5.44%
Russell 3000 Growth Index*	9.46%	3.02%	5.34%

The chart assumes an initial investment of $10,000. Performance reflects fee waivers. In the absence of fee waivers, the total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions, but do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance information shown represents past performance and should not be interpreted as indicative of the Fund’s future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*
The Russell 1000 Growth Index and the Russell 3000 Growth Index are unmanaged indices that measure the performance of those companies in the Russell 1000 Index (large-cap index) and the Russell 3000 Index (broad-based index), respectively, with higher price-to-book ratios and higher forecasted growth values. Index performance does not reflect any expenses or other transaction costs.

ADDITIONAL INFORMATION (Unaudited)
For the year ended December 31, 2006

Information about Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
NON-INTERESTED DIRECTORS:
Clifton H.W. Maloney Suite 2010 708 Third Avenue New York, NY 10017 Age: 69	Independent Director	Since 1985	President, C.H.W. Maloney & Co., Inc., an investment firm, since 1981.	1	Interpool, Inc. (NYSE); Vicon Industries, Inc. (ASE); Chromium Industries, Inc.; New York Foundation for Senior Citizens, Inc.; CIVITAS

Harlan K. Ullman, Ph.D. 1245 29th Street, N.W. Washington, DC 20007 Age: 65	Independent Director	Since 1984	Chairman, Killowen Group, a consulting firm since 1984; Senior Fellow, The Center for Naval Analyses; Senior Advisor, Center for International Studies, since 1987.	1	Vice-Chairman, E Shield Systems; Vice-Chairman, HatchGuard Technologies PLC

INTERESTED DIRECTOR:
Robert P. Morse* 230 Park Avenue New York, NY 10169 Age: 61	Chairman, President and Director	Since 1984	President and a Director, Morse Williams & Co., Inc., investment counselors, an investment advisor affiliate of the Fund, since 1981; President and sole Director, Wall Street Management Corporation since 1984, and President and Director, Morse Williams Holding Co., Inc. since 1986.	1	English Speaking Union of the U.S.; Society of Mayflower Descendants; Whitehead Institute of Biomedical Research; Youngs Memorial Cemetery/Theodore Roosevelt Memorial; eLot, Inc.

ADDITIONAL INFORMATION (Unaudited) (Continued)
For the year ended December 31, 2006

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
OFFICERS:
James L. Farrell, Jr. Ph.D. 230 Park Avenue New York, NY 10169 Age: 69	Executive Vice President	Since 2002	Principal, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 2004; Managing Director, Morse, Williams & Co., Inc., since 2002; Chairman, Farrell - S.L. Investment Management, a subsidiary of Sumitomo Life Insurance Company 1999-2002; Chairman, Farrell - Wako Global Investment Management 1991-1999.	1	Chairman, Institute for Quantitative Research in Finance

Michael R. Linburn 230 Park Avenue New York, NY 10169 Age: 73	Vice President and Secretary	Since 1993	Managing Director and Principal, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 2003; Director of Marketing, Morse, Williams & Co., Inc., since 1992.	1	Church of the Incarnation; The Stanley R. and Elisabeth G. Jacobs Foundation; eLot, Inc.

Jian H. Wang 230 Park Avenue New York, NY 10169 Age: 44	Vice President and Treasurer	Since 1998	Managing Director and Principal, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 2005; Senior Trader, Morse, Williams & Co., Inc., since 1998.	1	None

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
December 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/06 - 12/31/06).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period 07/01/06 - 12/31/06*
Actual	$1,000.00	$1,043.00	$9.06
Hypothetical (5% return
before expenses)	1,000.00	1,016.33	8.94

*	Expenses are equal to the Fund’s annualized expense ratio of 1.71% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2006

ADDITIONAL INFORMATION
December 31, 2006 (Unaudited)

Information about Proxy Voting
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call 1-800-SEC-0330. In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.thewallstreetfund.com on a monthly basis.

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DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR & PRINCIPAL UNDERWRITER
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway Suite 1100
Westlake, Ohio 44145

THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635 New York, New York 10169 (212) 856-8250 (800) 443-4693 http://www.thewallstreetfund.com e-mail: mrl@thewallstreetfund.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed April 29, 2004.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were N/A. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	12,500	12,500
Audit-Related Fees	0	0
Tax Fees	950	850
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006	FYE 12/31/2005
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed April 29, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Wall Street Fund, Inc.

By (Signature and Title) /s/ Robert P. Morse
Robert P. Morse, President

Date   March 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Robert P. Morse
Robert P. Morse, President

Date   March 7, 2007

By (Signature and Title) /s/ Jian H. Wang
Jian H. Wang, Treasurer

Date   March 7, 2007